Debt - Schedule of Maturities of Debt (Details) - USD ($) $ in Thousands	Mar. 31, 2025	Dec. 31, 2024
Long-Term Debt, Rolling Maturity [Abstract]
Remainder 2025	$ 7,642
2026	10,190
2027	162,828
2028	1,437,601
2029	793,077
Total	$ 2,411,338	$ 2,390,689